Supplement to Statement of Additional Information	May 3, 2007

PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
Statement of Additional Information dated January 30, 2007

The following sub-paragraph (ix) is added to the text under the sub-heading “Sales without sales charges, contingent deferred sales charges or short-term trading fees” in the section “How to Buy Shares”:

(ix) investors investing proceeds received in connection with the liquidation of Putnam closed-end funds.

PUTNAM INVESTMENTS	502105	5/07